UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 1, 2018

Commission File No. 001-15955

CoBiz Financial Inc.
(Exact name of registrant as specified in its charter)

Colorado	84-0826324
(State or other jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

1401 Lawrence St, Ste 1200
Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 312-3400
(Registrant’s telephone number, including area code)

N/A
___________________________________________
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.01    Completion of Acquisition or Disposition of Assets

On October 1, 2018, BOK Financial Corporation, an Oklahoma corporation (the “Company”), completed its previously announced merger (the “Merger”) with CoBiz Financial, Inc., a Colorado corporation (“CoBiz”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of June 17, 2018, between CoBiz, the Company, and an Oklahoma corporation and wholly owned subsidiary of the Company, BOKF Merger Corporation Number Sixteen (the “Merger Subsidiary”). At the effective time of the Merger (the “Effective Time”), CoBiz merged with and into the Merger Subsidiary, with the Merger Subsidiary as the surviving corporation in the Merger. Pursuant to the terms of the Merger Agreement, each holder of CoBiz’s common stock, $0.01 par value (the “CoBiz Common Stock”), has the right to receive 0.17 shares of common stock (the “Per Share Stock Consideration”) of the Company, $0.00006 par value (the “Company Common Stock”) and $5.70 in cash (“Per Share Cash Consideration”) for each share of CoBiz Common Stock held immediately prior to the Effective Time, with cash to be paid in lieu of fractional shares (the Per Share Stock Consideration and the Per Share Cash Consideration, the “Merger Consideration”).

Also, at the Effective Time, each outstanding CoBiz stock option (“CoBiz Stock Option”) was cancelled and converted automatically into the right to receive the Merger Consideration with respect to a number of shares of CoBiz Common Stock equal to the (x) product of (A) the number of shares of CoBiz Common Stock subject to such CoBiz Stock Option multiplied by (B) the excess, if any, of (i) the sum of the Per Share Stock Consideration and the Per Share Cash Consideration over (ii) the exercise price per share, divided by (y) the sum of the Per Share Stock Consideration and the Per Share Cash Consideration. Any CoBiz Stock Option that had an exercise price per share of CoBiz Common Stock that was greater than or equal to the sum of (x) Per Share Stock Consideration plus (y) the Per Share Cash Consideration was cancelled in exchange for no consideration.
Also, at the Effective Time, each award in respect of a share of CoBiz Common Stock subject to vesting, repurchase or other lapse restriction granted under the CoBiz Stock Plan that was outstanding immediately prior to the Effective Time (a “CoBiz Restricted Stock Award”), fully vested and was cancelled and converted automatically into the right to receive the Merger Consideration in respect of each share of CoBiz Common Stock underlying such CoBiz Restricted Stock Award.
It is expected that in the first quarter of 2019, CoBiz Bank, a Colorado state bank, will be merged with and into the Company’s wholly-owned subsidiary, BOKF, NA (the “Bank Merger”) with BOKF, NA as the surviving bank in the Bank Merger.
The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 18, 2018 and incorporated herein by reference.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 28, 2018, CoBiz notified NASDAQ that trading in CoBiz Common Stock should be halted prior to the market open on October 1, 2018, and that the listing of the CoBiz Common Stock should be removed. NASDAQ filed a notice of removal from listing of the CoBiz Common Stock on Form 25 with the Securities and Exchange Commission (“SEC”) on September 28, 2018. The Company intends to file a Form 15 with the SEC with respect to the CoBiz Common Stock requesting the deregistration of the CoBiz Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Right of Securities Holders.

The information set form in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

In connection with the Merger, Merger Subsidiary assumed certain obligations of CoBiz with respect to its outstanding 5.625% Fixed to Floating Rate Subordinated Notes due June 25, 2030 (the “Subordinated Notes”), as set forth below. Effective as of the Effective Time, CoBiz, Merger Subsidiary and U.S. Bank National Association as trustee, entered into a Second Supplemental Indenture (the “Supplemental Indenture”) dated as of October 1, 2018, pursuant to which Merger Subsidiary assumes the due and punctual payment of the principal of, and interest on, all the Subordinated Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions under the Indenture, dated as of June 25, 2015, between CoBiz and U.S. Bank National Association, as trustee (as supplemented by the First

Supplemental Indenture, dated as of June 25, 2015), relating to the Subordinated Notes.

Item 5.01. Changes in Control of Registrant.

Upon the completion of the Merger on October 1, 2018, CoBiz merged with and into Merger Subsidiary and, accordingly, a change in control of CoBiz occurred. The information set forth in Item 2.01, Item 3.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2018, effective as of the Effective Time, CoBiz’s directors resigned from their positions as directors of CoBiz. The directors of CoBiz did not resign because of a disagreement with CoBiz on any matter relating to CoBiz’s operations, policies or practices. The directors of Merger Sub immediately prior to the Effective Time continued as the board of directors of Merger Sub following the Effective Time, and will hold office until their respective successors are duly elected and qualified, or their earlier resignation or removal.

Item 8.01    Other Events

On October 1, 2018, the Company issued a press release announcing the completion of the Merger. A copy of the press release is incorporated herein by reference as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(a)	Exhibits

Exhibit No.     Description

2.1
Agreement and Plan of Merger by and between BOK Financial Corporation, CoBiz Financial, Inc. and BOKF Merger Corporation Number Sixteen, dated as of June 17, 2018 (attached as Exhibit 99.1 to BOK Financial Corporation’s Current Report on Form 8-K filed on June 18, 2018 and incorporated herein by reference.)

4.1	Second Supplemental Indenture, dated as of October 1, 2018, by and among CoBiz Financial Inc., BOKF Merger Corporation Number Sixteen and U.S. Bank National Association.

99.1        Press Release, dated October 1, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        COBIZ FINANCIAL INC.

By: /s/ Lyne Andrich

Lyne Andrich
        Chief Operating Officer and
        Chief Financial Officer

Date: October 1, 2018